Exhibit 10.15

RESTRICTED STOCK GRANT NOTICE
UNDER THE
NATIONAL VISION HOLDINGS, INC.
2017 OMNIBUS INCENTIVE PLAN
(Non-Employee Directors)

National Vision Holdings, Inc. (the “Company”), pursuant to its 2017 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below.  The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Insert Participant Name]

Date of Grant:	[Insert Date of Grant]

Number of Shares of Restricted Stock:	[Insert No. of Shares of Restricted Stock Granted]

Vesting Schedule:	Provided the Participant has not undergone a Termination at the time of the applicable vesting date (or event):

•	One-third (1/3) of the shares of Restricted Stock (rounded down to the nearest whole share of Restricted Stock) will vest on the first anniversary of the Date of Grant;

•	One-third (1/3) of the shares of Restricted Stock (rounded down to the nearest whole share of Restricted Stock) will vest on the second anniversary of the Date of Grant; and

•	Any shares of Restricted Stock that are not vested as of the third anniversary of the Date of Grant will vest on the third anniversary of the Date of Grant.

In the event that the Participant undergoes a Termination for any reason, (i) all vesting with respect to such shares of Restricted Stock shall cease and (ii) all unvested shares of Restricted Stock shall be forfeited by the Participant for no consideration as of the date of such Termination.

In addition, in the event of a Change in Control, the Participant shall fully vest in the Participant’s Restricted Stock to the extent not then vested or previously forfeited or cancelled.

Additional Terms:
•	You must notify us immediately if you are making an Internal Revenue Code Section 83(b) Election, and you must send us a copy of the same.

* * *

NATIONAL VISION HOLDINGS, INC.

By:
Title:
[Signature Page to Non-Employee Director Restricted Stock Award]

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

PARTICIPANT

[Signature Page to Non-Employee Director Restricted Stock Award]

RESTRICTED STOCK AGREEMENT
UNDER THE
NATIONAL VISION HOLDINGS, INC.
2017 OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Agreement (this “Restricted Stock Agreement”) and the National Vision Holdings, Inc. 2017 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), National Vision Holdings, Inc. (the “Company”) and the Participant agree as follows.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1.          Grant of Shares of Restricted Stock.  Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock provided in the Grant Notice.  The Company may make one or more additional grants of shares of Restricted Stock to the Participant under this Restricted Stock Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Agreement to the extent provided therein.  The Company reserves all rights with respect to the granting of additional shares of Restricted Stock hereunder and makes no implied promise to grant additional shares of Restricted Stock.

2.          Vesting.  Subject to the conditions contained herein and in the Plan, the shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse as provided in the Grant Notice.  With respect to any share of Restricted Stock, the period of time that such share of Restricted Stock remains subject to vesting shall be its Restricted Period.

3.          Issuance of Shares of Restricted Stock.  The provisions of Section 9(d)(i) of the Plan are incorporated herein by reference and made a part hereof.

4.          Company; Participant.

(a) The term “Company” as used in this Restricted Stock Agreement shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the shares of Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

5.          Non-Transferability.  The shares of Restricted Stock are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan.  Except as otherwise provided herein, no assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

6.          Rights as Stockholder; Legend.  The provisions of Sections 9(b) and 9(e) of the Plan are incorporated herein by reference and made a part hereof.  Notwithstanding the foregoing, the Participant shall be entitled to voting rights and dividends with respect to shares of Restricted Stock; provided, however, that any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company and remain subject to the same vesting conditions as the share of Restricted Stock to which the dividend relates.

7.          Notice.  Every notice or other communication relating to this Restricted Stock Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company General Counsel, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records.  Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

8.          No Right to Continued Service.  This Restricted Stock Agreement does not confer upon the Participant any right to continue as Non-Employee Director of the Company.

9.          Binding Effect.  This Restricted Stock Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

10.          Waiver and Amendments.  Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee.  No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

11.          Governing Law.  This Restricted Stock Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.

12.          Plan.  The terms and provisions of the Plan are incorporated herein by reference.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Agreement, the Plan shall govern and control.